Exhibit 10.18

Print Name of Investor:
Social Security or EIN Number:

SUBSCRIPTION AGREEMENT

Mojo Organics Inc., a Delaware corporation (“Company”), and the Investor hereby agree as follows:

1. Subscription for Shares and Warrants. The Company is offering (“Offering”) up to an aggregate of 1,101,036 shares (“Shares”) of the Company’s common stock (“Common Stock”) to investors executing subscription agreements from time to time in form and substance substantially identical to this Subscription Agreement.  The purchase price per share to each such investor shall be $0.91.  For each Share purchased in the Offering, the investor shall receive one warrant (“Warrant”) to purchase one share of Common Stock at an exercise price of $0.91, such Warrants exercisable immediately for a period of five years subject to the terms and conditions set forth in Exhibit A hereto.  I (sometimes referred to herein as the “Investor”) hereby subscribe for and agree to purchase _______ Shares.  The total purchase price for my Shares is $_______.   Concurrently herewith, the Company may engage in another offering of up to 1,098,902 shares of its Common Stock at a price per share of $0.91 (“Concurrent Offering”).  The closing of the Concurrent Offering is not contingent upon the Closing of this Offering and the closing of this Offering is not contingent upon the closing of the Concurrent Offering.

2. Closing.  The closing on the purchase of my Shares (and Warrants) under this subscription (the “Closing”) shall occur on the date that the Company has accepted and executed this Subscription Agreement and funds in payment therefor have been received by the Company and have cleared.  The Company may hold additional Closings on additional Shares (and Warrants) in this offering to other investors from time to time.  It is acknowledged that there is no minimum amount of proceeds the Company must receive for there to be a Closing.  No further Closings in this Offering shall be held after February 28, 2014; provided, however that the Company may, in its sole discretion, and not withstanding anything to the contrary in this Agreement, increase the number of Shares (and the corresponding Warrants) being sold in the Offering and extend the date for further Closings.  For the avoidance of doubt, all references to “Shares” herein include any shares of Common Stock sold upon such increase in the Offering size.

3. Registration. The Company will use its commercially reasonable best efforts to (a) file on or before the 70th day after Closing a registration statement on Form S-1 (or such other form as permitted by the rules and regulations of the Securities and Exchange Commission (“Commission”)) registering the resale of the Investor’s Shares and the shares underlying the Warrants under the Securities Act of 1933, as amended (“Securities Act”), (b) timely  respond to the comments of the Commission to such registration statement and (c) have such registration statement declared effective by the Commission as soon as practicable thereafter.  The Company shall use a portion of the proceeds from its sales of the Shares to fund the cost of the foregoing registration.  The Investor shall timely provide the Company with any information regarding the Investor that is required for the registration statement or as otherwise reasonably requested by the Company to meet its obligations under this Section 3.

4. Amendment to Stock Plan.   The Investor acknowledges the Company has advised Investor that it intends to amend its 2012 Long-Term Incentive Equity Plan (“Plan”) to increase the number of shares of Common Stock available for grant thereunder (excluding shares already subject to award made under the Plan) to that number of shares equal to 20% of the shares of Common Stock outstanding on a  fully diluted basis and giving effect to all Shares actually sold in the Offering (including shares underlying the Warrants) and the Shares sold in the Concurrent Offering. Promptly following the end of the Offering, the Company will convene a meeting of its stockholders to approve the above-described amendment to the Plan (“Stockholders Meeting”).  Concurrently with the execution of this Subscription Agreement, the Investor is executing the irrevocable proxy attached as Exhibit B (“Investor Proxy”).  The Investor Proxy shall only become effective upon a Closing for the Shares being purchased by the Investor hereunder and authorizes officers of the Company to vote all of the Shares in favor of the above-described amendment to the Plan at the Stockholders Meeting.

5. Investor Delivery of Payment and Documents.

5.1 I have tendered the full purchase price for the Shares by wiring funds in accordance with the instructions set forth in Schedule 1 hereto.

5.2 I hereby tender to the Company two executed copies of this Subscription Agreement.

5.3 I hereby tender to the Company an executed copy of the Investor Proxy.

5.4 In the event that a Closing does not take place with respect to my subscription for any reason or if my subscription is otherwise rejected, all cash proceeds delivered by me in accordance with the foregoing shall be returned to me as soon as practicable, without interest, offset or deduction, and the Investor Proxy shall be destroyed or returned to me as I direct.

5.5 In the event my subscription is accepted and there is a Closing, a certificate for the Shares for which I am subscribing will be delivered promptly to me along with a copy of a fully executed version of this Agreement.

6. Acceptance or Rejection of Subscription Agreement.  The Company has the right to reject this subscription for Shares, in whole or in part, for any reason and at any time prior to a Closing with respect to this subscription. The Shares subscribed for herein will not be deemed issued to or owned by me until a copy of this Subscription Agreement has been executed by me and accepted and countersigned by the Company, and a Closing with respect to my subscription has occurred.

7. Investor Representations and Warranties. I represent and warrant to the Company as follows:

7.1 Accredited Investor.  I am an “accredited investor” as defined in Section 2(15) of the Securities Act, and Rule 501 promulgated thereunder.  I understand that the Shares are being issued to me without registration under the Securities Act in reliance upon the exemptions contained in Regulation D promulgated under the Securities Act (“Regulation D”) and applicable state securities laws.

7.2 Obligations of the Company and the Investor.   The Company has no obligation to me other than as set forth in this Agreement.  I am aware that, except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this Subscription Agreement or Investor Proxy and any agreements made in connection herewith will survive my death or disability.  In order to induce the Company to issue and sell the Shares to me, I represent and warrant that the information relating to me stated herein is true and complete as of the date hereof and will be true and complete as of the date on which my purchase of Shares becomes effective.

7.3 Information About the Company.  I have been given reasonable opportunity to meet with officers of the Company for the purpose of asking reasonable questions of such officers concerning the terms and conditions of the sale and issuance of the Shares and the business and operations of the Company (including the risks faced by the Company in its business and risks related to my investment in the Company) and all such questions have been answered to my full satisfaction. I have also been given an opportunity to obtain any additional relevant information to the extent reasonably available to the Company.  I have received all information regarding the Company that I have reasonably requested.  I have read and reviewed the Company’s Annual Report on Form 1-K for the year ended December 2012 and the Company’s Quarterly Reports for its 2013 fiscal quarters.  I understand that there is no assurance as to the future performance of the Company.

7.4 No assurances; No general solicitation.  I have received no representation or warranty from the Company or any of its officers, directors, employees or agents in respect of my investment in the Company.  I am not purchasing the Shares as a result of or subsequent to:  (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

7.5 Speculative Investment.  I am aware that my purchase of Shares (and Warrants) is a speculative investment.  I acknowledge that I can lose the entire amount of my investment in the Company.  I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company.  I have not utilized any person as my purchaser representative (as defined in Regulation D) in connection with evaluating such merits and risks and have relied solely upon my own investigation in making a decision to invest in the Company. I have been urged to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment.  I believe that the investment in the Company represented by my purchase of Shares is suitable for me based upon my investment objectives and financial needs, and I have adequate means for providing for my current financial needs and contingencies and have no need for liquidity with respect to my investment in the Company.  My investment in the Company does not constitute all, or substantially all, of my investment portfolio.

7.6 Authority. I have also necessary authority, approval and consent required for my delivery of this Subscription Agreement and the Investor Proxy and to fulfill my obligations hereunder and thereunder.

7.7 Restrictions on Transfer.  Investor understands that (i) the Shares have not been registered under the Securities Act or the securities laws of any state in reliance on specific exemptions from registration and (ii) the  Shares cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states, or an exemption from such registration is available.  The certificate representing the Shares will bear a restrictive legend relating to such restrictions.  In addition, Investor understands that the Company is relying on Investor’s representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws.  I understand the Company and its securities are not currently registered under the Exchange Act and there can be no assurance that they will be, and as a result, Rule 144 may not be available to me for sales or transfers of the Shares.

7.8 Investment Representation.  Investor is acquiring the Shares for its own account for investment and not with a view to, or for sale in connection with, any subsequent distribution of the securities, nor with any present intention of selling or otherwise disposing of all or any part of the Shares in violation of the Federal securities laws.

8. Company Representations and Warranties.  The Company hereby represents and warrants to the Investor that the Company has all necessary corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  All corporate action necessary to be taken by the Company to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments delivered by the Company in connection with the transactions contemplated hereby has been duly and validly taken and this Agreement has  been duly executed and delivered by the Company.  Subject to the terms and conditions of this Agreement, this Agreement constitutes the valid, binding and enforceable obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); and (ii) the applicability of the federal and state securities laws and public policy as to the enforceability of the indemnification provisions of this Agreement.  The sale by the Company of the Shares does not conflict with the certificate of incorporation or bylaws of the Company or any material contract by which the Company or its property is bound, or any federal or state laws or regulations or decree, ruling or judgment of any United States or state court applicable to the Company or its property.  The sale of the Shares will not trigger any pre-emptive or, to the knowledge of the Company, other rights held by any party and no governmental or regulatory consent is required for the consummation of the transactions contemplated by this Agreement.

9. Indemnification.  I hereby agree to indemnify and hold harmless the Company and its officers, directors, stockholders, employees, agents, and attorneys against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person or whether incurred by the indemnified party in any action or proceeding between the indemnitor and  indemnified party or between the indemnified party and any third party) to which any such indemnified party may become subject, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained herein, or (b) arise out of or are based upon any breach by me of any representation, warranty, or agreement made by me contained herein.

10. Severability; Remedies.  In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement are nevertheless binding with the same effect as though the void parts were deleted.

11. Governing Law and Jurisdiction.  This Subscription Agreement, Warrant and Investor Proxy will be deemed to have been made and delivered in New York City and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal law of the State of New York.  Each of the Company and the Investor hereby (i) agrees that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement, Warrant or Investor Proxy will be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum for such suit, action or proceeding, (iii) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding, (iv) agrees to accept and acknowledge service of any and all process that may be served in any such suit, action or proceeding in New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York and (v) agrees that service of process upon it mailed by certified mail to its address set forth on my signature page will be deemed in every respect effective service of process upon it in any suit, action or proceeding.

12. Counterparts.  This Subscription Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.  The execution of this Subscription Agreement and Investor Proxy must be by actual signature.

13. Benefit.  This Subscription Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, executors, personal representatives, successors and assigns.

14. Notices.  All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) must be in writing, and are sufficiently given if delivered to the addressees in person, by overnight courier service, or, if mailed, postage prepaid, by certified mail (return receipt requested), and will be effective three days after being placed in the mail if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party.  All communications to me should be sent to my preferred address on the signature page hereto.  All communications to the Company should be sent to Mojo Organics Inc., 101 Hudson Street, 21st Floor, Jersey City, New Jersey 07302, Attention: Chief Executive Officer.  Each party may designate another address by notice to the other parties.

15. Oral Evidence.  This Subscription Agreement, Warrant and Investor Proxy constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.  This Subscription Agreement may not be changed, waived, discharged, or terminated orally, but rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

16. Section Headings.  Section headings herein have been inserted for reference only and will not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

17. Survival of Representations, Warranties and Agreements.  The representations, warranties and agreements contained herein will survive the delivery of, and the payment for, the Shares.

18. Acceptance of Subscription.  The Company may accept this Subscription Agreement at any time for all or any portion of the Shares subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.

Signature Page to Subscription Agreement

Investor Name:

Investor Signature:

Date:                        , 2014

Investor Address:

                                                                                Soc. Sec. No.
  or EIN No.:

The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms. MOJO ORGANICS, INC. By: _____________________________________ Name: Title: Date:

 Exhibit A

Form of Warrant

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

COMMON STOCK PURCHASE WARRANT

MOJO ORGANICS, INC.

Warrant Shares: [●]	Initial Exercise Date: , 2014

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to the close of business on the fifth year anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from Mojo Organics, Inc., a Delaware corporation (the “Company”), up to   [●] shares (the “Warrant Shares”) of Common Stock.  The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1.                      Definitions.  Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement (the “Subscription Agreement”), dated              , 2014, among the Company and the purchaser signatory thereto.

Section 2.                      Exercise.

a) Exercise of Warrant.  Exercise of this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto; and, within three (3) Trading Days (as defined in Section 2(c) below) of the date said Notice of Exercise is delivered to the Company, the Company shall have received  payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank.  Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within 3 Trading Days of the date the final Notice of Exercise is delivered to the Company.  Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased.  The Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases.  The Company shall deliver any objection to any Notice of Exercise Form within two (2) Business Days of receipt of such notice.  In the event of any dispute or discrepancy, the records of the Company shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price.  The exercise price per share of the Common Stock under this Warrant shall be $0.91, subject to adjustment hereunder (the “Exercise Price”).

c) Cashless Exercise.  This Warrant may also be exercised prior to the Termination Date by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the Volume-Weighted Average Price (“VWAP”) for the ten consecutive Trading Days immediately preceding the date of such election;

(B) = the Exercise Price of this Warrant, as adjusted; and

(X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

“Trading Day” shall mean any day on which the Common Stock is tradable for any period on the OTC Pink marketplace, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

d) Mechanics of Exercise.

i. Delivery of Certificates Upon Exercise.  Certificates for shares purchased hereunder shall be transmitted by the Transfer Agent to the Holder by physical delivery to the address specified by the Holder in the Notice of Exercise within 3 Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant (if required) and payment of the aggregate Exercise Price as set forth above (the “Warrant Share Delivery Date”).  This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company.  The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price (or by cashless exercise if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 2(d)(v) prior to the issuance of such shares, have been paid.

ii. Rescission Rights.  If the Company fails to cause the Transfer Agent to transmit to the Holder a certificate or the certificates representing the Warrant Shares pursuant to Section 2(d)(i) by the second (2nd) day after the Warrant Share Delivery Date, then, the Holder will have the right to rescind such exercise.

iii. No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

iv. Charges, Taxes and Expenses.  Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

v. Closing of Books.  The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 3.                      Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged.  Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to exchange their shares for other securities, cash or property or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities (each “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder’s right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3(b) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction that is (1) an all cash transaction, (2) a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Exchange Act, or (3) a Fundamental Transaction involving a person or entity not traded on a national securities exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market, the Company or any successor entity shall pay at the Holder’s option, exercisable concurrently with the consummation of the Fundamental Transaction, an amount of cash equal to the value of this Warrant as determined in accordance with the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg L.P. using (A) a price per share of Common Stock equal to the lesser of (x) twice the Exercise Price and (y) the VWAP of the Common Stock for the Trading Day immediately preceding the date of consummation of the applicable  Fundamental Transaction, (B) the risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of this Warrant as of the date of consummation of the applicable Fundamental Transaction, (C) the lesser of (x) 50% and (y) an expected volatility equal to the 100 day volatility obtained from the “HVT” function on Bloomberg L.P. determined as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction and (D) a remaining option time equal to the time between the date of the public announcement of such transaction and the Termination Date.  For purposes of clarification and notwithstanding anything to the contrary in this Agreement, in the event of any Fundamental Transaction in which the consideration is only cash, this Warrant shall not entitle the holder to purchase any securities of the surviving entity of such Fundamental Transaction and shall only represent the right to receive what the holder would have received had this Warrant been exercised into Warrant Shares prior to the consummation of the Fundamental Transaction.

c) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

d) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company enters into a Variable Rate Transaction, despite the prohibition thereon in the Subscription Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 10 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.  The Holder is entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice.

Section 4.                      Transfer of Warrant.

a) Transferability.  Subject to compliance with any applicable securities laws, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  The Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the original Issue Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Section 5.                      Redemption.

a) Redemption.  All or a portion of the outstanding Common Stock Purchase Warrants issued by the Company in the Offering (the “2014 Warrants”) may be redeemed, at the option of the Company, at any time while they are exercisable and prior to their expiration (so long as there is a current registration statement in effect with respect to the shares of Common Stock underlying the Warrants), upon the notice referred to in Section 5(b), at the price of $0.01 per Warrant (“Redemption Price”), provided that the VWAP of the Common Stock equals or exceeds $5.00 per share (subject to adjustment in accordance with Section 4 hereof), on any twenty Trading Days during any thirty (30) consecutive Trading Day period, such period ending on the third business day prior to the date on which notice of redemption is given.

b) Date Fixed for, and Notice of, Redemption.  In the event the Company shall elect to redeem all of the 2014 Warrants, the Company shall fix a date for the redemption (the “Redemption Date”).  Notice of redemption shall be mailed by first class mail, postage prepaid, by the Company not less than 30 days prior to the Redemption Date to the registered holders of the Warrants to be redeemed at their last addresses as they shall appear on the registration books.  Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the registered holder received such notice.

c) Exercise After Notice of Redemption.  The Holder hereof may exercise this Warrant, in full or in part, for cash (or on a “cashless basis” in accordance with Section 2 of this Agreement) at any time after notice of redemption shall have been given by the Company pursuant to Section 5(b) hereof and prior to the Redemption Date.  On and after the Redemption Date, the record holder of the Warrants shall have no further rights except to receive, upon surrender of the Warrants, the Redemption Price.

Section 6.                      Miscellaneous.

a) No Rights as Stockholder Until Exercise.  This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i).

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the trading market upon which the Common Stock may be listed.  The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment.  Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Subscription Agreement.

f) Restrictions.  The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date.  If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices.  Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Subscription Agreement.

i) Limitation of Liability.  No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies.  The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment.  This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and Holders holding Warrants at least equal to 50.1% of the Warrant Shares issuable upon exercise of all then outstanding Warrants.

m) Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

(Signature Pages Follow)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

MOJO ORGANICS, INC.
By:__________________________________________ Name: Glenn Simpson Title: Chief Executive Officer

NOTICE OF EXERCISE

TO:           MOJO ORGANICS, INC.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

[  ] in lawful money of the United States; or

[  ] [if permitted] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

_______________________________

_______________________________

_______________________________

(4)  Accredited Investor.  The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: ________________________________________________________________________
Signature of Authorized Signatory of Investing Entity: _________________________________________________
Name of Authorized Signatory: ___________________________________________________________________
Title of Authorized Signatory: ____________________________________________________________________
Date: ________________________________________________________________________________________

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated:  ______________, _______

Holder’s Signature:                                _____________________________

Holder’s Address:                                 _____________________________

                  _____________________________

Signature Guaranteed:  ___________________________________________

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

Exhibit B

Investor Proxy

IRREVOCABLE PROXY

The undersigned hereby represents that he/she/it has acquired                                           shares (“Shares”) of common stock, par value $0.001 (“Common Stock”), of Mojo Organics, Inc. ( “Company”) in a private placement pursuant to the Subscription Agreement, date                                      (“Subscription Agreement”), between the Company and the undersigned.  Pursuant to Section 4 of the Subscription Agreement, the Company intends to convene a special meeting of stockholders (“Meeting”) to consider an amendment (“Plan Amendment Proposal”) to the Company’s existing 2012 Long-Term Incentive Equity Plan (“Plan”) to increase the number of shares of Common Stock available for issuance under the Plan (excluding any shares already subject to award made under the Plan) to that number of shares equal to 20% of the shares of Common Stock outstanding on a fully diluted and giving effect to all shares sold in the Offering and Concurrent Offering (as each term is defined in the Subscription Agreement), including shares of Common Stock underlying any warrants sold therewith.  The undersigned hereby represents that he/she/it has not heretofore provided any proxies or voting instructions in connection with the Shares and hereby irrevocably appoints Glenn Simpson with full power of substitution, to vote the Shares with respect to the Plan Amendment Proposal at the Meeting and any adjournments thereof.  The undersigned hereby affirms that this proxy is coupled with an interest and shall be irrevocable.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney and irrevocable proxy effective as of the date written below.

DATED: , 2014

Witnessed by:	Signature of Stockholder(s):

Print Name of Witness
Print Name of Stockholder(s):

STATE OF                                            )
)  ss.:
COUNTY OF                                         )

On the ______ day of                                      , 2014, before me, the undersigned, personally appeared _____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

_________________________
Notary Public